UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 3, 2002

(Date of Earliest Event Reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Radnor Corporate Center, Suite 200,
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 687-8900

Not Applicable

(Former Name, Former Address, and Former Fiscal Year, If Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Penn Virginia Resource GP, LLC (the "Company"), general partner of Penn Virginia Resource Partners, L.P. (the "Partnership"), annually considers and recommends to the Company's Board of Directors the selection of the Partnership's independent public accountants. Effective May 3, 2002, the Audit Committee of the Board of Directors dismissed Arthur Andersen LLP ("Andersen") as the Partnership's independent public accountants and engaged KPMG LLP to serve as the Partnership's independent public accountants for 2002. The decision to change independent public accountants is not a reflection of Andersen's capabilities, commitment or quality of service to the Partnership. During its relationship with the Partnership as independent public accountants, the Andersen team exhibited the highest degree of professionalism and quality service.

Andersen's reports on the Partnership's consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Partnership was formed in July 2001 and completed its initial public offering on October 30, 2001.

During the fiscal year ended December 31, 2001 and the period from January 1, 2002 through May 3, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with Andersen's report; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Andersen with a copy of the foregoing disclosure and requested Andersen to furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements by the Partnership in the foregoing disclosure and, if not, stating the respects in which it does not agree. Andersen's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended December 31, 2001 and through the date of this Current Report on Form 8-K, the Partnership did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

16.1 Letter dated May 8, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2002	PENN VIRGINIA RESOURCE PARTNERS, L.P.
By: Penn Virginia Resource GP, LLC , General Partner

Name	By:/s/ Frank A. Pici
Title:	Frank A. Pici Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter dated May 8, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.